Prospectus Supplement dated December 1, 2011
The purpose of this supplement is to provide you with changes to the current Prospectuses for Class A, B, C, R, Y, Investor Class and Institutional Class Shares, as applicable, of each of the Funds listed below:
Invesco Capital Development Fund
Invesco Commodities Strategy Fund
Invesco High Income Municipal Fund
Invesco U.S. Mid Cap Value Fund
Following a number of meetings in October and November, 2011, the Boards of Trustees of the Invesco Funds have unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which each Target Fund listed below would transfer all of its assets and liabilities to the corresponding Acquiring Fund listed below in exchange for shares of the Acquiring Fund that would be distributed to Target Fund shareholders:

TARGET FUND	ACQUIRING FUND
Invesco Capital Development Fund, a series portfolio of AIM Equity Funds (Invesco Equity Funds)	Invesco Van Kampen Mid Cap Growth Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds)
Invesco Commodities Strategy Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds)	Invesco Balanced-Risk Commodity Strategy Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds)
Invesco High Income Municipal Fund, a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	Invesco Van Kampen High Yield Municipal Fund, a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
Invesco U.S. Mid Cap Value Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds)	Invesco Van Kampen American Value Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds)
The Agreement requires approval by the Target Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2012. If the Agreement is approved by shareholders of the Target Funds and certain conditions required by the Agreement are satisfied, the reorganizations are expected to be consummated shortly thereafter. Upon closing of the reorganizations, shareholders of the Target Fund will receive a corresponding class of shares of the Acquiring Fund in exchange for their shares of the Target Fund, and the Target Fund will liquidate and cease operations. Shareholders of each Target Fund will vote separately on the Agreement, and the reorganization will be effected as to a particular Target Fund only if that fund’s shareholders approve the Agreement.
A combined Proxy Statement/Prospectus will be sent to shareholders of each Target Fund to seek their approval of the Agreement, which will include a full discussion of the reorganization and the factors the Boards of Trustees considered in approving the Agreement.
If shareholders approve a reorganization, it is anticipated that the Target Fund will close to new investors as soon as practicable following shareholder approval through the consummation of the reorganization to facilitate a smooth transition of Target Fund shareholders to the Acquiring Fund. The Acquiring Fund will remain open for purchase during this period.
All investors who are invested in a Target Fund as of the date on which the Target Fund closed to new investors and remain invested in the Target Fund may continue to make additional investments in their existing accounts and may open new accounts in their name.